UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 10, 2020
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

Maryland	001-37506	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey		07946-0417
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.01 per share	MSBF	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN REPORT

Item 2.01 Completion of an Acquisition or Disposition of Assets

This Current Report on Form 8-K (this “Report”) is being filed in connection with the consummation, on July 10, 2020, of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 18, 2019 (the “Merger Agreement”), by and between Kearny Financial Corp., a New Jersey corporation (the “Kearny” or “KRNY”), and MSB Financial Corp., a Maryland corporation (“MSB” or “MSBF”), including the merger of MSB with and into Kearny (the “Merger”), with Kearny as the surviving corporation in the Merger.

On July 10, 2020, Kearny completed the merger with MSB pursuant to the Merger Agreement. Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of MSB common stock, no par value (“MSB Common Stock”), subject to the proration and allocation procedures set forth in the Merger Agreement, was converted into the right to receive either (i) $18.00 in cash (the “Cash Consideration”) or (ii) 1.30 shares of Kearny common stock, par value $.01 per share (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”).

Immediately following the Merger, the MSB’s wholly-owned bank subsidiary, Millington Bank, merged with and into Kearny’s wholly-owned bank subsidiary, Kearny Bank (the “Bank Merger”), with Kearny Bank surviving the Bank Merger.

As previously announced, the election deadline for holders of MSB Common Stock to elect the form of consideration they wished to receive in the Merger, subject to the allocation and proration procedures set forth in the Merger Agreement, was 5:00 p.m., Eastern Time, on June 15, 2020. Pursuant to the Merger Agreement, approximately 10% of the shares of MSB Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive the Cash Consideration and approximately 90% of the shares of MSB Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive the Stock Consideration. A complete description of the Merger, including the allocation and proration procedures, was included in the MSB’s Definitive Proxy Statement, dated April 16, 2020, which was previously provided to the shareholders of MSB.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to MSB’s Form 8-K filed on December 19, 2019 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 10, 2020, MSB notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had been completed and requested that the Nasdaq (i) suspend trading of the MSB Common Stock on the Nasdaq as of the close of business on July 10, 2020, (ii) withdraw the MSB Common Stock from listing on the Nasdaq and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of delisting and deregistration of the MSB Common Stock under Section 12(b) of the Exchange Act of 1934, as amended (the “Exchange Act”).

As a result, the MSB Common Stock will no longer be listed on the Nasdaq. In addition, Kearny, as MSB’s successor, intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of all Company securities registered under Section 12(g) of the Exchange Act and the suspension of MSB’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

At the Effective Time, shareholders of MSB immediately prior to the completion of the Merger ceased to have any rights as shareholders of MSB other than the right to receive the Merger Consideration in accordance with the Merger Agreement.

Item 5.01 Changes in Control of Registrant.

At the Effective Time, a change in control of MSB occurred and MSB merged with and into Kearny.

The information set forth in Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, MSB’s directors and executive officers ceased serving in such capacities.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the Merger, at the Effective Time, MSB ceased to exist and Kearny continued as the surviving corporation. The certificate of incorporation of Kearny as in effect immediately prior the Effective Time became and shall remain the certificate of incorporation of the surviving corporation, and the bylaws of Kearny as in effect immediately prior to the Effective Time became and shall remain the bylaws of the surviving corporation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 18, 2019, by and between Kearny Financial Corp. and MSB Financial Corp. (Schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.) (Incorporated by reference to Exhibit 2.1 to MSB Financial Corp.’s Current Report on Form 8-K filed on December 19, 2019).

Forward Looking Statements

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the Merger between Kearny and MSB, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the Merger; (ii) Kearny and MSB’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: he businesses of Kearny and MSB may not be combined successfully, or such combination may take longer than expected; the cost savings from the Merger may not be fully realized or may take longer than expected to be realized; operating costs, customer loss and business disruption following the Merger may be greater than expected; the interest rate environment may further compress margins and adversely affect new interest income; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Kearny’s and MSB’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Merger or other matters attributable to Kearny or MSB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Kearny and MSB do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.

Date: July 13, 2020	By:	/s/ Michael A. Shriner

Michael A. Shriner
President and Chief Executive Officer (Duly Authorized Representative)